                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2001
         --------------------------------------------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

             DELAWARE                                              13-0853260
-----------------------------------                       -----------------------------
   (STATE OR OTHER JURISDICTION                                 (I.R.S. EMPLOYER
         OF INCORPORATION)                                   IDENTIFICATION NUMBER)

       1500 HARBOR BOULEVARD
       WEEHAWKEN, NEW JERSEY                                          07087
-----------------------------------                              --------------
       (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
        EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

        On June 14, 2001, Hanover Direct, Inc. (the "Company") issued a press release announcing the signing of a definitive agreement to sell certain assets and liabilities of the Company's Improvements business to HSN, a division of USA Networks, Inc.'s Interactive Group, for $33.4 million. Although there can be no assurance, the transaction is anticipated to close at the end of June, subject to customary closing conditions.


ITEM 7. EXHIBITS

(C) Exhibit 20.1 Press Release dated June 14, 2001.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HANOVER DIRECT, INC.
                                            -----------------------------------
                                                          (Registrant)

June 14, 2001                               By:    /s/ Brian C. Harriss
                                            -----------------------------------
                                            Name:  Brian C. Harriss
                                            Title: Executive Vice President and
                                                   Chief Financial Officer